Exhibit 99.1

PURE MOTION, INC.

FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND
INDEPENDENT ACCOUNTANT'S
REVIEW REPORT

PURE MOTION, INC.

Contents

Accountants' review report	3

Review financial statements
Balance Sheets	4-5
Statements of income and retained earnings	6
Statements of cash flows	7
Summary of accounting policies	8
Notes to financial statements	9-11

Supplemental material

Schedules of selling, general and administrative expenses	12

INDEPENDENT ACCOUNTANT'S REVIEW REPORT

To The Board of Directors Pure Motion, Inc.
Plano, Texas

We have reviewed the accompanying balance sheet of Pure Motion, Inc. (Company) as of June 30, 2010 and the related statements of income and retained earnings and cash flows for the six months then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Our review was made for the purpose of expressing the limited assurance described in the preceding paragraph concerning the financial statements taken as a whole. The additional information in the schedules of selling, general, and administrative expenses (page 12) for the six months ended June 30, 2010 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Company's management. Such information has been subjected to the inquiry and analytical procedures applied in the reviews of the basic financial statements, and we are not aware of any material modifications that should be made thereto in order for such information to be in conformity with accounting principles generally accepted in the United States of America when considered in relation to the basic financial statements taken as a whole.

/s/ Abregov Parrino, LLP

Abregov Parrino, LLP
September 20, 2010

PURE MOTION, INC.

BALANCE SHEET
As of June 30, 2010

ASSETS

CURRENT ASSETS
Cash and Certificate of Deposit		$23,149
Inventory (Note 1)		306,096
Prepaid Expenses		8,841

TOTAL CURRENT ASSETS		$338,086

PROPERTY AND EQUIPMENT (Note 1)
Furniture & Equipment	$24,753
Accumulated Depreication	(14,517)

NET PROPERTY & EQUIPMENT	$10,236	$10,236

INTANGIBLE (Note 1)
Patent	$20,000
Accumulated Amortization	(4,667)

NET PROPERTY & EQUIPMENT	$15,333	$15,333

OTHER ASSETS
Legal Fees in Escrow		$18,000

TOTAL ASSETS		$381,655

See independent accountant's review report and notes to financial statements.

PURE MOTION, INC.

BALANCE SHEET
As of June 30, 2010

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$829,105
Other Accrued Expenses & Liabilities	36,641
Note & Debentures Payable - Shareholders (Note 2)	110,000
Accrued Interest - Notes & Debentures (Note 2)	4,400

TOTAL CURRENT LIABILITIES	$980,146

NONCURRENT LIABILITIES	$-

TOTAL NONCURRENT LIABILITIES	$-

STOCKHOLDERS' EQUITY
Common Stock (Note 3)	$8,721,348
Retained Earnings	(9,319,839)

TOTAL STOCKHOLDERS' EQUITY	$(598,491)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$381,655

See independent accountant's review report and notes to financial statements.

PURE MOTION, INC.

STATEMENTS OF INCOME AND RETAINED EARNINGS
For the six months ended June 30, 2010

SALES (Note 1)
Revenues Earned		$128,210
TOTAL INCOME		$128,210

COST OF SALES
Products		$38,996

TOTAL COST OF SALES		$38,996

GROSS PROFIT		$89,214

GENERAL AND ADMINISTRATIVE EXPENSES
General and Administrative Expenses		$127,977

OPERATING PROFIT		$(38,763)

OTHER INCOME AND (LOSS)
Interest Expense	$(5,364)
TOTAL OTHER INCOME AND (LOSS)		$(5,364)

NET INCOME BEFORE TAXES		$(44,127)

PROVISION FOR TAXES		$-

NET INCOME AFTER TAXES		$(44,127)

RETAINED EARNINGS, beginning of period		(9,275,712)

DIVIDENDS		-

RETAINED EARNINGS, end of period		$(9,319,839)

See independent accountant's review report and notes to financial statements.

PURE MOTION, INC.
STATEMENT OF CASH FLOWS
For the six months ended June 30, 2010

Cash flows provided (used) by operating activities:
Net Income	$(44,127	)0
Adjustments to reconcile net income to net cash provided (used)
by operating activities:

Amortization & Depreciation	$2,975
Increase in inventory	33,792
Increase in legal fee in escrow	(18,000)
Decrease in accounts payable	14,428
Decrease in other accrued expenses & liabilities	(453)
Increase in accrued interest	4,400
Net cash provided (used) by operating activities	$(6,985)

Cash flow provided (used) by investing activities:
Purchase of fixed assets	$-
Net cash provided (used) by investing activities	$-

Cash flow provided (used) by financing activities
	$-
Net cash provided (used) by financing activities	$-

Increase (decrease) in cash	$(6,985)
Cash at the beginning of the year	30,134
Cash as of June 30, 2010	$23,149

Supplemental Disclosures:
Income Taxes Paid	$-

Interest Paid	$4,400

See independent accountant's review report and notes to financial statements.

PURE MOTION, INC.

Notes to the Financial Statements
For the six months ended June 30, 2010

(See independent accountant's review report)

1. Significant Accounting Policies

Organization - The Company was organized and incorporated under the laws of the state of Texas on June 22, 2004, and is based in Plano, Texas. The Company engaged in the business of marketing and selling a patented golf training device, both wholesale and retail, primarily throughout the United States. In addition, the Company plans on marking its proprietary gaming technology for gaming products.

Cash and Cash Equivalents — The Company considers certificates of deposit purchased with maturities of three months or less to be cash equivalents. Effective October 3, 2008, the federal deposit insurance coverage provided by the Federal Deposit Insurance Corporation (FDIC) temporarily increased from $100,000 to $250,000 per depositor. Effective December 19, 2008, the FDIC enacted the Transaction Account Guarantee Program (Program). Under the Program, any non-interest bearing account at a participating bank is fully guaranteed by the FDIC for the account's entire balance. The bank at which the Company maintains its operating account participates in the Program. The federal deposit insurance coverage is scheduled to revert to $100,000 effective January 1, 2014.

Fair Value of Financial Instruments — The estimated fair values for financial instruments under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair values of the Company's financial instruments, which include all cash, accounts receivables, accounts payable, and notes payable, approximate the carrying value in the financial statements.

Concentrations of Credit Risk — The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of accounts receivable and cash deposits and other cash equivalents that could be in excess of federally insured limits. Ongoing customer credit evaluations are performed with respect to the Company's accounts receivable, and collateral is generally not required to be provided by the customer. The Company maintains reserves for estimated credit losses.

Inventories — Inventory is comprised of patented golf training devices, which are valued at cost using the weighted average cost method.

PURE MOTION, INC.

Notes to the Financial Statements
For the six months ended June 30, 2010

(See independent accountant's review report)

Equipment and Improvements — Equipment and improvements are stated at cost. Depreciation and amortization are provided on the straight-line and accelerated methods over the following estimated useful lives:

Furniture and fixtures	7 years
Computer equipment and hosting site	5 years
Leasehold improvements	7 years

Certain computer equipment held under capitalized leases is classified as equipment and improvements and amortized using the straight-line method over the lease term of four years and the related obligations are recorded as liabilities. Lease amortization is included in depreciation expense.

Intangible Assets— Intangible asset consists of a patent on a golf training device, and is recorded at the cost to obtain the patent. Amortization is based on a 20 year life and calculated on the straight line method. Amortization expense was $500 for the six months period ended June 30, 2010.

Income Taxes — For financial statement presentation, the Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires that deferred tax assets and liabilities be recorded based upon the difference between financial statement and tax bases of assets and liabilities using tax rates expected to be in effect for the year in which such differences would be expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus change during the period in deferred tax assets and liabilities.

The Accounting Standards Codification — In June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 168. The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. In substance, SFAS No. 168 makes the FASB Accounting Standards Codification (ASC) the sole source of authoritative accounting technical literature for nongovernmental entities. All accounting guidance that is not included in the ASC is now considered to be non-authoritative. The ASC was first effective for annual reporting periods ending after September 15, 2009.

PURE MOTION, INC.

Notes to the Financial Statements
For the six months ended June 30, 2010

(See independent accountant's review report)

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("US GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Management bases its estimates and assumptions on historical experience and on various other assumptions that it believes are reasonable under the circumstances. However, future events are subject to change and the best estimates and assumptions routinely require adjustments. US GAAP requires management to make estimates and judgments in several areas. Actual results in these particular areas could differ from those estimates.

Comprehensive Income — SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. For the six months ended June 30, 2010, the Company has no items that represent other comprehensive income and, accordingly, has not included a schedule of comprehensive income in the financial statements.

2. Notes and Debentures Payable

Notes and Debentures Payable at June 30, 2010 are as follows:

Debentures Payable - These debentures are owed to 20 shareholders, dating from 2004 through 2007, accruing interest at 8% per annum. All balances and accrued interests were in default as of June 30, 2010.	$110,000

Total Notes and Debenture Payable as of June 30, 2010	$110,000

Interest expense on the above debts was $4,400 for the six month ended June 30, 2010. Accrued interest owed as of June 30, 2010, on the above debts was $4,400.

PURE MOTION, INC.

Notes to the Financial Statements
For the six months ended June 30, 2010

(See independent accountant's review report)

3. Common Stock, Warrants & Debentures

Outstanding common stock as of December 31, 2009	8,015,889

Shares issued in conversion of notes payable, accrued interest, debentures, exercise of warrants, and satisfaction of accrued
payable for legal, consulting, and other services rendered	10,485,431

Total shares issued as of June 30, 2010	18,501,320

Total outstanding shares as of issuance date of this report	20,991,320

4. Related Party Transactions

The Company is a party to a marketing joint venture agreement dated April 29, 2009, with Pure. Motion Ventures, LLC, ("Ventures") which is owned by four of the Company's shareholders, including the principal shareholder. The agreement provided that Ventures will participate with the Company in television and interne marketing of the Company's consumer putting system. The agreement provides that the Company will receive 40% of the profits of the venture. From January through June of 2010, the balance of this account totaled $6,555.

5. Going Concern

As reflected in the audited financial statements as of December 31, 2009 prepared by Jackson & Hill, LLC, the Company has suffered recurring losses from operations and has defaulted on its loan commitments as of June 30, 2010, which raises substantial doubt about its ability to continue as a going concern. As explain in Note 3, as of June 30, 2010, the Company converted substantially all of its notes and debentures payable, and related accrued interest, to common stock. In addition, the Company is seeking additional capital funding through pursuit of a merger opportunity. Management believes that the debt conversion and potential merger will enable the Company to expand its product line and continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

SUPPLEMENTAL

INFORMATION

PURE MOTION, INC.
SCHEDULE OF SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES
For the six months ended June 30, 2010

SELLING, GENERAL, AND ADMINISTRATIVE
Advertising & Promotion	$4,923
Amortization Expense	500
Auto Expense	61
Bank Charges	508
Commissions	500
Computer & Internet Expenses	1,089
Consulting Fees	25,262
Credit Card Processing Fees	3,323
Depreciation	2,475
Meals & Entertainment	21
Postage & Couriers	3,090
Professional Fees	34,536
Rent	3,264
Repair & Maintenance	33
Salaries & Wages	7,875
Supplies - Office & Computer	735
Taxes - Payroll	712
Telephone	9,402
Trade Shows	28,152
Travel	1,516
$127,977

See independent accountant's review report and notes to financial statements.